Exhibit 99.1

Analog Devices Announces Commencement of Exchange Offer and Consent Solicitation for Maxim Notes

September 8, 2022 – Analog Devices, Inc. (Nasdaq: ADI) (“ADI” or the “Company”) announced today that it commenced a private exchange offer to certain eligible holders (the “Exchange Offer”) for any and all outstanding 3.450% Senior Notes due 2027 (the “Maxim Notes”) issued by Maxim Integrated Products, Inc., a wholly-owned subsidiary of the Company (“Maxim”), for up to $500,000,000 aggregate principal amount of new notes to be issued by the Company (the “ADI Notes”) and cash.

The following table sets forth the Exchange Consideration (as defined herein), Early Tender Premium (as defined herein) and Total Consideration (as defined herein) for the Maxim Notes:

Title of Maxim Notes to be Exchanged / CUSIP	Maturity Date	Principal Amount Outstanding	Exchange Consideration(1)	Early Tender Premium (2)	Total Consideration(1)(3)
3.450% Senior Notes due 2027 / 57772K AD3	06/15/2027	$500,000,000	$970 principal amount of ADI 3.450% Senior Notes due 2027 and $1.00 in cash	$30 principal amount of ADI 3.450% Senior Notes due 2027	$1,000 principal amount of ADI 3.450% Senior Notes due 2027 and $1.00 in cash

(1)	Consideration per $1,000 principal amount of Maxim Notes validly tendered and accepted for exchange.
(2)	Early Tender Premium per $1,000 principal amount of Maxim Notes validly tendered prior to the Early Tender Date (as defined herein) and accepted for exchange.
(3)	Includes Early Tender Premium of $30 principal amount of ADI Notes per $1,000 principal amount of Maxim Notes validly tendered prior to the Early Tender Date and accepted for exchange.

In conjunction with the Exchange Offer, the Company, on behalf of Maxim, is also soliciting consents (the “Consent Solicitation”) to adopt certain proposed amendments to the indenture governing the Maxim Notes (the “Maxim Indenture”) to, among other things, eliminate from the Maxim Indenture (i) substantially all of the restrictive covenants (including the merger covenant), (ii) certain of the events which may lead to an “Event of Default” and (iii) the obligation to offer to repurchase the Maxim Notes upon certain change of control transactions (collectively, the “Proposed Amendments”). The Proposed Amendments with respect to the Maxim Notes under the Maxim Indenture require the consent of the holders of not less than a majority in principal amount of the Maxim Notes outstanding (the “Requisite Consents”). If the Requisite Consents are obtained for the Maxim Notes, any remaining Maxim Notes not tendered and exchanged for ADI Notes will be governed by the amended indenture. Any waiver of a condition by the Company with respect to the Exchange Offer will automatically waive such condition with respect to the Consent Solicitation. The Exchange Offer and the Consent Solicitation are being made pursuant to the terms and subject to the conditions set forth in the confidential offering memorandum and consent solicitation statement dated September 8, 2022 (the “Offering Memorandum”).

The Exchange Offer and the Consent Solicitation will expire at 11:59 p.m., New York City time, on October 5, 2022, unless extended or terminated (the “Expiration Date”). Consents may not be revoked after the earlier of (i) 5:00 p.m., New York City time, on September 21, 2022, unless extended or terminated (the “Early Tender Date”), and (ii) the date the supplemental indenture to the Maxim Indenture is executed. The settlement date (the “Settlement Date”) for the Exchange Offer will be promptly after the Expiration Date and is currently expected to occur on or about October 7, 2022.

For each $1,000 principal amount of Maxim Notes validly tendered and not validly withdrawn prior to the Expiration Date, eligible holders of Maxim Notes will be eligible to receive $970 principal amount of ADI Notes and $1.00 in cash (the “Exchange Consideration”). In addition, for each $1,000 principal amount of Maxim Notes validly tendered and not validly withdrawn at or prior to the Early Tender Date, eligible holders of Maxim Notes will be eligible to receive an early tender premium of $30 principal amount of ADI Notes (the “Early Tender Premium”). The total consideration, consisting of (a) $970 principal amount of ADI Notes and $1.00 in cash issued as Exchange Consideration plus (b) the Early Tender Premium of $30 principal amount of ADI Notes is herein referred to as the “Total Consideration.”

The ADI Notes will have the same interest rate, maturity date, redemption prices and interest payment dates as the Maxim Notes for which they are being offered in exchange. Except as otherwise specified in the Offering Memorandum, no accrued and unpaid interest is payable upon acceptance of any Maxim Notes for exchange in the Exchange Offer and the Consent Solicitation. The first interest payment on the ADI Notes will include the accrued and unpaid interest on the Maxim Notes from the date of the last interest payment made under the Maxim Indenture tendered in exchange therefor so that a tendering eligible holder will receive the same interest payment it would have received had its Maxim Notes not been tendered in the Exchange Offer and the Consent Solicitation; provided that the amount of accrued and unpaid interest shall only be equal to the accrued and unpaid interest on the principal amount of Maxim Notes equal to the aggregate principal amount of ADI Notes an eligible holder receives, which may be less than the principal amount of corresponding Maxim Notes tendered for exchange if such holder tenders (and does not subsequently withdraw) its Maxim Notes after the Early Tender Date.

If a tendering eligible holder would otherwise be entitled to receive a principal amount of ADI Notes that is not equal to the minimum denominations described in the Offering Memorandum, such principal amount will be rounded down to the nearest minimum denomination, and such eligible holder will receive the rounded principal amount of ADI Notes plus cash equal to the principal amount of ADI Notes not received as a result of rounding down plus any accrued and unpaid interest on such principal amount up to the Settlement Date.

The ADI Notes will be senior unsecured obligations of ADI and will rank equally in right of payment with all other existing and future senior indebtedness of ADI. The ADI Notes will be effectively subordinated in right of payment to all of ADI future secured indebtedness, to the extent of the assets securing such indebtedness and structurally subordinated to all existing and future indebtedness and other liabilities of ADI’s subsidiaries, including Maxim Notes not tendered and accepted for exchange.

Documents relating to the Exchange Offer and the Consent Solicitation will only be distributed to eligible holders of Maxim Notes who complete and return an eligibility certificate confirming that they are either a “qualified institutional buyer” under Rule 144A or not a “U.S. person” and outside the United States under Regulation S for purposes of applicable securities laws. ADI has agreed to file a registration statement pursuant to which it will offer to exchange the ADI Notes for substantially similar new notes that are registered under the Securities Act of 1933 and, in certain circumstances, register the resale of the ADI Notes.

The complete terms and conditions of the Exchange Offer and the Consent Solicitation are described in the Offering Memorandum, copies of which may be obtained by contacting D.F. King & Co., Inc., the exchange agent and information agent in connection with the Exchange Offer and the Consent Solicitation, at 877-864-5060 (toll-free) or 212-269-5550 (banks and brokers), or by email at adi@dfking.com. The eligibility certificate is available electronically at: www.dfking.com/adi and is also available by contacting D.F. King & Co., Inc.

This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful. The Exchange Offer and the Consent Solicitation are being made solely pursuant to the Offering Memorandum and only to such persons and in such jurisdictions as are permitted under applicable law.

The ADI Notes offered in the Exchange Offer have not been registered under the Securities Act of 1933, as amended, or any state securities laws. Therefore, the ADI Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws.

About Analog Devices

Analog Devices, Inc. (Nasdaq: ADI) operates at the center of the modern digital economy, converting real-world phenomena into actionable insight with its comprehensive suite of analog and mixed signal, power management, radio frequency (RF), and digital and sensor technologies. ADI serves 125,000 customers worldwide with more than 75,000 products in the industrial, communications, automotive, and consumer markets. ADI is headquartered in Wilmington, MA.

Forward-Looking Statements:

This press release contains forward-looking statements regarding future events and our future results that are subject to the safe harbor created under the Private Securities Litigation Reform Act of 1995 and other safe harbors under the Securities Act of 1933 and the Securities Exchange Act of 1934. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “may,” “could” and “will,” and variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to the outcome of the Exchange Offer and the Consent Solicitation and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to the risk factors contained in “Risk Factors” in the Offering Memorandum and our filings with the Securities and Exchange Commission, including the risk factors contained in our most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K. Forward-looking statements represent management’s current expectations and are inherently uncertain. Except as required by law, we do not undertake any obligation to update forward-looking statements made by us to reflect subsequent events or circumstances.

Analog Devices and the Analog Devices logo are registered trademarks or trademarks of Analog Devices, Inc. All other trademarks mentioned in this document are the property of their respective owners.

Investor Contact:

Analog Devices, Inc.

Mr. Michael Lucarelli

Vice President of Investor Relations and FP&A

781-461-3282

investor.relations@analog.com

Media Contact:

Analog Devices, Inc.

Mr. Michael Schneider

Chief Communications Officer

973-868-1000

corpcomm@analog.com